UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 11, 2017

OMEROS CORPORATION

(Exact name of Registrant as Specified in Its Charter)

Washington	001-34475	91-1663741
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

201 Elliott Avenue West Seattle, WA		98119
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (206) 676-5000

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry Into a Material Definitive Agreement.

On October 11, 2017, Omeros Corporation (the “Company”) entered into Amendment No. 1 to Loan Agreement (the “Amendment”), which amended the Term Loan Agreement, dated October 26, 2016, among the Company, the subsidiary guarantors from time to time party thereto, the lenders from time to time party thereto and CRG Servicing LLC, as administrative agent and collateral agent (the “Loan Agreement”). Pursuant to the Amendment, the Company will be permitted to access, at its election, the second and third tranches of debt financing under the Loan Agreement in amounts up to $25.0 million and $20.0 million, respectively, on or prior to March 21, 2018. The Company’s ability to access the second tranche under the Loan Agreement had previously expired on September 19, 2017 but, by this Amendment, has been extended to be contemporaneous with the last permitted draw-down date of March 21, 2018 for the third tranche. Pursuant to the Amendment the Company has the discretion to draw down any or all of the total $45.0 million, subject to the satisfaction of customary closing conditions. Other than limited administrative and legal fees, the Company incurred no cost associated with the Amendment.

The Company to date has not drawn or requested any funds under either the second or third tranche. The Company’s objective in the Amendment is to preserve additional future financial flexibility.

The foregoing description of the Amendment is only a summary of its material terms and does not purport to be complete. A copy of the Amendment is attached as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits

(d) Exhibit Index.

Exhibit No.	Description

10.1	Amendment No. 1 to Loan Agreement between among Omeros Corporation, CRG Servicing LLC, as administrative agent and collateral agent, and the lenders named therein, dated October 11, 2017.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OMEROS CORPORATION

Date: October 17, 2017	By:	/s/ Gregory A. Demopulos
Gregory A. Demopulos, M.D.
President, Chief Executive Officer and Chairman of the Board of Directors